UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 18, 2016

EDGEWATER TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-20971	71-0788538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Harvard Mill Square Suite 210, Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(781) 246-3343
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 18, 2016, Edgewater Technology, Inc. (the “Company”) issued a press release announcing preliminary third quarter 2016 revenue.  A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 (the “Press Release”) and is incorporated herein by reference in its entirety.

The information contained herein and in the accompanying exhibit is being “furnished,” as opposed to being “filed” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated hereafter by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibit incorporated hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Edgewater Technology, Inc. Press Release dated October 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWATER TECHNOLOGY, INC.

Date: October 18, 2016	By:	/s/ Timothy R. Oakes
Timothy R. Oakes
Chief Financial Officer (Principal Financial and Accounting Officer)